UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT MAY 31, 2018

Spirit of America Energy Fund

MESSAGE TO OUR SHAREHOLDERS (UNAUDITED)

Dear Shareholder,

We would like to start off by thanking you, our clients, for investing in the Spirit of America Energy Fund. We continue to believe that the energy sector is ripe with investment opportunities. This country has continued to travel the path towards energy independence. We are convinced that as U.S. energy infrastructure continues to expand investment in this sector will broaden.

When we first began this fund in July of 2014 we believed that there has always been a strong and consistent demand for energy; that new sources of energy were creating investment opportunities; and that there was potential for long term growth in the energy sector. This vision is still firmly in place.

The Spirit of America Energy Fund’s investment philosophy will be to continue to invest in the energy infrastructure of our country. We believe there is long term value to investing in companies that are involved in the midstream oil and gas sector. We are dedicated to diligently focusing on quality companies with the potential for long term growth.

At the halfway mark of the 2018 fiscal year, we are extremely proud to highlight that the Energy Fund has over $600 million in assets under management and over 20,000 investors.

We thank you for your support and look forward to a prosperous and successful second half of 2018.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	William Mason Portfolio Manager

ENERGY FUND	| 1

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Economic Summary

At the end of May 2018, the U.S. Bureau of Economic Analysis released its second reading of the first quarter of 2018 GDP lowering the estimate to an annual rate of 2.2%, down slightly from the initial 2.3% reading. Although below the 2.9% pace of growth recorded in the fourth quarter, there are signs GDP growth has regained speed early in the second quarter with solid consumer spending, business investment on equipment and growth in industrial production in April. Economists expect the $1.5 trillion tax cut package, which came into effect in January, will spur faster economic growth this year and lift annual GDP growth closer to the Trump administration’s 3% target.

The U.S. Bureau of Labor Statistics reported the U.S. economy added 223,000 nonfarm payroll jobs in May, exceeding expectations of 188,000 jobs. Job gains came primarily from retail, health care, construction, professional and technical services, and manufacturing. The unemployment rate fell to an 18-year low of 3.8%. Average hourly earnings rose 0.3%, translating to an annualized rate of 2.7%, up 0.1% from April.

At the May meeting, Federal Reserve officials voted to hold the Fed’s benchmark interest rate steady at the current target range of 1.5% - 1.75%, while pointing to a hike at the upcoming June meeting. Additionally, the minutes stated that the central bank would be open to letting inflation temporarily run a bit above its 2% target. The yields on the benchmark 10-year Treasury note and the 30-year Treasury bond dropped on this announcement.

Market Commentary

During the first six months of the Fund’s fiscal year ended May 31, 2018, the S&P 500 provided a total return of 3.16%, and the Alerian MLP Index was up 5.71%. At the same time oil prices increased 16.79% with U.S. crude oil closing at $67.04 month end. These prices are up from their low two years ago of $26.21 on February 11, 2016.

At their meeting this past November the Organization of Petroleum Exporting Countries (OPEC), agreed to extend their oil production cuts through 2018. OPEC’s production policy will dominate the agenda of the upcoming June meeting after Saudi Arabia and Russia recently reported they are ready to increase their output to fill a supply slump left by Venezuela, however, others such as Iran and Iraq are against such a move.

Fund Summary

The Spirit of America Energy Fund, SOAEX, (the “Fund”), remained diversified across many U.S. geographic areas, with a heavy focus on midstream MLPs. The Fund’s Class A Shares had a total return of 4.27% (no load, gross of fees) over the first six months of the fiscal year ended May 31, 2018. This compares to the 3.16% returned by its benchmark, the S&P 500 Index, for the same period. The Fund’s outperformance relative to its benchmark was principally due to its focus solely on the energy segment of the market compared to the S&P 500 which is a broader perspective. Over the same time period the Fund underperformed the Alerian MLP Index, which had a total return of 5.71%. The main factor in the Fund’s underperformance compared to the Alerian MLP Index was the difference in weightings in exploration and production, or “upstream,” classified holdings which generally move in accordance with price of oil.

The material factors that affected the Fund were market direction and stock selection. The holdings of the Fund were chosen based on consideration of several factors including market capitalization, stable balance sheets relative to peers, and companies with promising growth potential. The Fund did not rely on derivatives or leverage strategies, and focused on U.S. based energy companies.

Including sales charge and expenses, as of May 31, 2018 the Fund’s Class A Shares return over the first six months of the fiscal year was -2.50%.

2 |	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONT.)

Summary of Portfolio Holdings As of May 31, 2018
Oil & Gas Storage & Transportation (MLP)	72.18%	$450,065,621
Common Stocks (non-MLP)	20.25%	126,284,701
Oil & Gas Equipment & Services (MLP)	2.24%	13,964,714
Oil & Gas Refining & Marketing (MLP)	2.04%	12,695,929
Money Market	1.39%	8,645,297
Oil & Gas Exploration & Production (MLP)	1.14%	7,122,640
Gas Utilities (MLP)	0.76%	4,766,651
Total Investments	100.00%	$623,545,553

ENERGY FUND	| 3

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONT.)

Fund Performance For the periods ended May 31, 2018
		Average Annual Total Returns
	Six Months	1 Year	3 Year	Since Inception (July 10, 2014)
Class A Shares — no load	3.55%	(2.15)%	(9.23)%	(10.38)%
Class A Shares — with load	(2.50)%	(7.71)%	(11.02)%	(11.73)%
Class C Shares — no load[1]	3.26%	(2.74)%	(10.14)%	(11.23)%
Class C Shares — with load[1]	2.32%	(3.55)%	(10.14)%	(11.23)%
S&P 500 Index[2]	3.16%	14.38%	10.97%	10.85%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution per share policy of $1.6875 per year payable in twelve payments of $0.140625; two payments in January and one payment in each of February through November. The per share distribution amounts have been adjusted for a 1:3 reverse stock split and a 25% reduction that occurred on April 20, 2018.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions.

The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

4 |	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS | MAY 31, 2018 (UNAUDITED)

	Shares	Market Value
Master Limited Partnership — Common Stocks 78.88%

Gas Utilities 0.77%
AmeriGas Partners LP	115,220	$4,766,651

Oil & Gas Equipment & Services 2.26%
USA Compression Partners LP	752,004	13,964,714

Oil & Gas Exploration & Production 1.15%
Viper Energy Partners LP	218,620	7,122,640

Oil & Gas Refining & Marketing 2.05%
EnLink Midstream Partners LP	742,452	12,695,929

Oil & Gas Storage & Transportation 72.65%
American Midstream Partners LP	250,929	2,647,301
Andeavor Logistics LP	331,870	14,237,223
Antero Midstream Partners LP	758,484	22,944,141
Blueknight Energy Partners LP	117,759	435,708
Buckeye Partners LP	182,347	6,573,609
Cheniere Energy Partners LP	678,161	24,400,233
CNX Midstream Partners LP	786,353	14,736,255
Crestwood Equity Partners LP	168,475	5,660,760
DCP Midstream LP	303,600	12,723,876
Dominion Energy Midstream Partners LP	472,841	6,052,365
Enable Midstream Partners LP	679,508	11,239,062
Enbridge Energy Partners LP	157,073	1,547,169
Energy Transfer Partners LP	1,148,065	21,801,754
Enterprise Products Partners LP	917,974	26,529,449
EQT GP Holdings LP	36,051	893,344
EQT Midstream Partners LP	142,215	7,939,863
Genesis Energy LP	238,392	5,235,088
Global Partners LP	110,797	1,922,328
Golar LNG Partners LP	550,952	9,239,465
Hess Midstream Partners LP	260,035	5,450,334
Holly Energy Partners LP	453,775	13,331,910
Magellan Midstream Partners LP	322,665	22,554,284
MPLX LP	677,343	24,323,387
NGL Energy Partners LP	171,968	1,840,058
Noble Midstream Partners LP	350,930	18,097,460
PBF Logistics LP	72,725	1,458,136
Phillips 66 Partners LP	444,239	23,233,700
Plains All American Pipeline LP	320,549	7,532,902
Rice Midstream Partners LP	998,034	18,433,688
Shell Midstream Partners LP	772,143	17,288,282
Spectra Energy Partners LP	293,859	8,856,910
Sprague Resources LP	220,282	5,220,683
Summit Midstream Partners LP	190,164	3,090,165
Sunoco LP	213,729	5,685,191
Tallgrass Energy GP LP	12,423	267,219

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	| 5

SCHEDULE OF INVESTMENTS (CONT.) | MAY 31, 2018 (UNAUDITED)

	Shares	Market Value
Oil & Gas Storage & Transportation (cont.)
Tallgrass Energy Partners LP	158,682	$6,929,643
TC PipeLines LP	93,869	2,282,894
Teekay LNG Partners LP	376,556	6,514,419
Valero Energy Partners LP	443,240	18,168,408
Western Gas Equity Partners LP	209,373	7,683,989
Western Gas Partners LP	397,239	20,525,339
Williams Partners LP	365,267	14,537,627
		450,065,621
Total Master Limited Partnership — Common Stocks
(Cost $477,119,479)		488,615,555

Common Stocks 20.38%

Gas Utilities 0.99%
UGI Corporation	122,000	6,157,340

Integrated Oil & Gas 2.24%
Chevron Corporation	20,300	2,523,290
Exxon Mobil Corporation	63,565	5,164,021
Occidental Petroleum Corporation	73,750	6,209,750
		13,897,061
Mortgage REITs 0.23%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	78,101	1,432,372

Oil & Gas Equipment & Services 0.12%
Archrock, Inc.	65,016	750,935

Oil & Gas Exploration & Production 0.81%
Parsley Energy, Inc., Class A(a)	170,150	5,016,022

Oil & Gas Refining & Marketing 6.40%
Andeavor	90,581	13,082,614
Marathon Petroleum Corporation	55,650	4,398,019
Phillips 66	81,887	9,539,017
Valero Energy Corporation	104,164	12,624,677
		39,644,327
Oil & Gas Storage & Transportation 9.59%
Antero Midstream GP LP	80,050	1,540,962
Boardwalk Pipeline Partners LP	552,000	5,845,680
Enbridge, Inc.	129,536	4,024,684
Golar LNG Ltd.	203,822	5,295,296
Kinder Morgan, Inc.	833,912	13,909,652
ONEOK, Inc.	210,645	14,357,563
Targa Resources Corporation	266,400	12,955,032
TransCanada Corporation	34,850	1,457,775
		59,386,644
Total Common Stocks
(Cost $108,499,634)		126,284,701

See accompanying notes which are an integral part of these financial statements

6 |	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.) | MAY 31, 2018 (UNAUDITED)

	Shares	Market Value
Money Market Funds 1.40%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 1.66%(b)	8,645,297	$8,645,297
Total Money Market Funds
(Cost $8,645,297)		8,645,297

Total Investments — 100.66%
(Cost $594,264,410)		623,545,553
Liabilities in Excess of Other Assets — (0.66)%		(4,084,069)
NET ASSETS — 100.00%		$619,461,484

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of May 31, 2018.

The sub-industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	| 7

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8 |	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES | MAY 31, 2018 (UNAUDITED)

ASSETS
Investments in securities at value (cost $594,264,410)	$623,545,553
Receivable for Fund shares sold	4,784,787
Dividends and interest receivable	365,218
Income tax receivable	52,020
Prepaid expenses	56,884
TOTAL ASSETS	628,804,462

LIABILITIES
Payable for Fund shares redeemed	1,002,647
Payable for distributions to shareholders	7,569,511
Payable for investment advisory fees	492,067
Payable for distribution (12b-1) fees	133,487
Payable for accounting and administration fees	29,040
Payable for transfer agent fees	13,664
Franchise tax expense	45,023
Other accrued expenses	57,539
TOTAL LIABILITIES	9,342,978
NET ASSETS	$619,461,484

SOURCE OF NET ASSETS
As of May 31, 2018, net assets consisted of:
Paid-in capital	$691,000,869
Accumulated undistributed net investment loss, net of deferred taxes	(14,092,689)
Accumulated net realized loss from investments, net of deferred taxes	(86,726,922)
Net unrealized appreciation on investments, net of deferred taxes	29,280,226
NET ASSETS	$619,461,484

NET ASSETS:
Class A Shares	$613,161,183
Class C Shares	$6,300,301
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	53,521,287
Class C Shares	562,219
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares	$11.46
Class C Shares	$11.21
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$12.16
MAXIMUM SALES CHARGE:
Class A Shares	5.75%

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	| 9

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2018 (Unaudited)
INVESTMENT INCOME
MLP distributions	$18,339,533
Less return of capital	(18,339,533)
Dividends (net of foreign taxes withheld of $32,509)	2,307,213
TOTAL INVESTMENT INCOME	2,307,213

EXPENSES
Investment advisory	3,034,882
Distribution (12b-1) — Class A	790,558
Distribution (12b-1) — Class C	32,382
Accounting and Administration	160,915
Transfer agent	75,068
Printing	46,174
Sub transfer agent	45,776
Directors	33,050
Legal	27,257
Custodian	22,754
Registration	19,497
Auditing	18,264
Chief Compliance Officer	6,494
Interest	3,450
Insurance	3,005
Line of credit	2,740
Other	76,449
TOTAL EXPENSES	4,398,715
NET INVESTMENT LOSS BEFORE TAXES	(2,091,502)
Current and deferred income tax expense/(benefit), net of valuation allowance	—
NET INVESTMENT LOSS NET OF DEFERRED TAXES	(2,091,502)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(22,432,646)
Net realized loss on foreign currency transactions	(1,615)
Current and deferred income tax expense/(benefit), net of valuation allowance	—
Net realized loss, net of deferred taxes	(22,434,261)
Net change in unrealized appreciation of investments	44,073,648
Current and deferred income tax expense/(benefit), net of valuation allowance	—
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	21,639,387
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,547,885

See accompanying notes which are an integral part of these financial statements

10 |	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2018 (Unaudited)	For the Year Ended November 30, 2017
OPERATIONS
Net investment loss net of deferred taxes	$(2,091,502)	$(5,355,530)
Net realized loss on investment transactions, net of deferred taxes	(22,434,261)	(11,802,858)
Net change in unrealized appreciation (depreciation) of investments, net of deferred taxes	44,073,648	(14,639,525)
Net increase (decrease) in net assets resulting from operations	19,547,885	(31,797,913)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(55,414,086)	(107,701,525)
Class C	(581,348)	(883,178)
Total distributions to shareholders	(55,995,434)	(108,584,703)

CAPITAL TRANSACTIONS
Class A Shares:
Shares sold	50,013,508	238,396,408
Shares issued from reinvestment of distributions	26,501,275	53,781,151
Shares redeemed	(73,879,286)	(60,761,329)
Total Class A Shares	2,635,497	231,416,230
Class C Shares:
Shares sold	842,560	5,050,350
Shares issued from reinvestment of distributions	298,092	393,153
Shares redeemed	(773,992)	(603,058)
Total Class C Shares	366,660	4,840,445
Increase in net assets derived from capital share transactions	3,002,157	236,256,675
Total increase (decrease) in net assets	(33,445,392)	95,874,059

NET ASSETS
Beginning of period	652,906,876	557,032,817
End of period	$619,461,484	$652,906,876

Accumulated undistributed net investment loss	$(14,092,689)	$(12,001,187)

SHARE TRANSACTIONS
Class A Shares (a):
Shares sold	4,185,439	16,499,067
Shares issued from reinvestment of distributions	2,286,157	3,891,994
Shares redeemed	(6,470,154)	(4,495,090)
Total Class A Shares	1,442	15,895,971
Class C Shares (a):
Shares sold	69,969	357,012
Shares issued from reinvestment of distributions	26,286	29,290
Shares redeemed	(68,058)	(47,182)
Total Class C Shares	28,197	339,120
Increase (decrease) in shares outstanding	29,639	16,235,091

(a)	Share amounts have been adjusted for 1:3 reverse stock split that occurred on April 20, 2018.

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	| 11

FINANCIAL HIGHLIGHTS — CLASS A

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented. *

	For the Six Months Ended May 31, 2018 (Unaudited)		For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Period Ended November 30, 2014(a)
Net Asset Value, Beginning of Period	$12.09		$14.73	$16.35	$26.79	$30.00

Income from Investment Operations:
Net investment income (loss)(b)	(0.12)		(0.12)	(0.12)	(0.27)	(0.15)
Return of capital(b)	0.11		0.36	0.90	1.53	0.78
Net realized and unrealized loss on investments	0.41		(0.63)	(0.15)	(9.45)	(3.09)
Total income from investment operations	0.40		(0.39)	0.63	(8.19)	(2.46)

Less distributions:
Distributions from net investment income	—		—	—	—	(0.03)
From return of capital	(1.03)		(2.25)	(2.25)	(2.25)	(0.72)
Total distributions	(1.03)		(2.25)	(2.25)	(2.25)	(0.75)

Net Asset Value, End of Period	$11.46		$12.09	$14.73	$16.35	$26.79
Total Return(c)	3.55	%(d)	(3.62)%	5.17%	(32.13)%	(8.35	)%(d)

Ratios/Supplemental Data:
Net assets, end of period (000)	$613,161		$646,562	$554,182	$291,733	$121,211
Ratio of expenses to average net assets:
Before expense waivers or recoupment and deferred tax benefit	1.37	%(e)	1.38%	1.43%	1.49%	1.86	%(e)
Net of expense waivers or recoupment and before deferred tax benefit	1.37	%(e)	1.38%	1.43%	1.52%	1.55	%(e)
Deferred tax expense(f)	0.00	%(e)	0.00%	0.00%	0.02%	0.00	%(e)
Total net expenses	1.37	%(e)	1.38%	1.43%	1.54%	1.55	%(e)
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupment and deferred tax benefit	(0.65	)%(e)	(0.79)%	(0.87)%	(1.12)%	(1.76	)%(e)
Net of expense waivers or recoupment and before deferred tax benefit	(0.65	)%(e)	(0.79)%	(0.87)%	(1.15)%	(1.45	)%(e)
Deferred tax benefit (loss)(g)	0.00	%(e)	0.00%	0.00%	(0.06)%	0.51	%(e)
Net investment loss	(0.65	)%(e)	(0.79)%	(0.87)%	(1.21)%	(0.94	)%(e)
Portfolio turnover	5	%(d)	11%	18%	15%	12	%(d)

*	Per share amounts have been adjusted for 1:3 reverse stock split that occurred on April 20, 2018.
(a)	For the period July 10, 2014 (commencement of operations) to November 30, 2014.
(b)	Calculated using average shares method.
(c)	Calculation does not reflect sales load.
(d)	Calculation is not annualized.
(e)	Calculation is annualized.
(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain (loss).
(g)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss) only.

12 |	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS — CLASS C

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented. *

	For the Six Months Ended May 31, 2018 (Unaudited)		For the Year Ended November 30, 2017	For the Period Ended November 30, 2016(a)
Net Asset Value, Beginning of Period	$11.88		$14.64	$13.41

Income from Investment Operations:
Net investment income (loss)(b)	(0.14)		(0.21)	(0.18)
Return of capital(b)	0.11		0.36	0.72
Net realized and unrealized gain on investments	0.39		(0.66)	2.37
Total income from investment operations	0.36		(0.51)	2.91

Less distributions:
From return of capital	(1.03)		(2.25)	(1.68)
Total distributions	(1.03)		(2.25)	(1.68)

Net Asset Value, End of Period	$11.21		$11.88	$14.64
Total Return(c)	3.26	%(d)	(4.52)%	21.58	%(d)

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,300		$6,344	$2,851
Ratio of expenses to average net assets:
Before deferred tax benefit	2.12	%(e)	2.13%	2.16	%(e)
Deferred tax expense(f)	0.00	%(e)	0.00%	0.00	%(e)
Total net expenses	2.12	%(e)	2.13%	2.16	%(e)
Ratio of net investment income (loss) to average net assets:
Before deferred tax benefit	(1.40	)%(e)	(1.49)%	(1.67	)%(e)
Deferred tax benefit (loss)(g)	0.00	%(e)	0.00%	0.00	%(e)
Net investment loss	(1.40	)%(e)	(1.49)%	(1.67	)%(e)
Portfolio turnover	5	%(d)	11%	18	%(d)

*	Per share amounts have been adjusted for 1:3 reverse stock split that occurred on April 20, 2018.
(a)	For the period March 15, 2016 (commencement of operations) to November 30, 2016.
(b)	Calculated using average shares method.
(c)	Calculation does not reflect contingent deferred sales charge.
(d)	Calculation is not annualized.
(e)	Calculation is annualized.
(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain (loss).
(g)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss) only.

ENERGY FUND	| 13

NOTES TO FINANCIAL STATEMENTS | MAY 31, 2018 (UNAUDITED)

Note 1 – Organization

Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on July 10, 2014. The Fund seeks to provide shareholders with total return, which may consist of income dividends, distributions of long-term capital gains and/or return of capital, through diversified exposure to securities of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation.

The Fund currently offers Class A Shares and Class C Shares. Each class of shares for the Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Fund will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. A CDSC of 1.00% on Class C Shares applies to shares sold within 13 months of purchase.

Effective April 20, 2018 the Fund underwent a 1-for-3 reverse share split. The effect of the reverse share split transactions was to divide the number of outstanding shares of the Fund by the reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of the Fund or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the reverse share split.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

● Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

● Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

14 |	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2018 (UNAUDITED)

● Level 3 –

Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s investments as of May 31, 2018 is as follows:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Master Limited Partnerships - Common Stocks	$488,615,555	$—	$—	$488,615,555
Common Stocks	126,284,701	—	—	126,284,701
Money Market	8,645,297	—	—	8,645,297
Total Investment Securities	$623,545,553	$—	$—	$623,545,553

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of May 31, 2018 based on input levels assigned at November 30, 2017.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date) for financial reporting purposes. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund is taxed as a regular C-corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

The Tax Cuts and Jobs Act (“Tax Reform Bill”) was signed into law on December 22, 2017. The Tax Reform Bill includes changes to the corporate income tax rate and alternative minimum tax (AMT) and modifications to the net operating loss (NOL) deduction. Prior to enactment, the highest marginal federal income tax rate was 35%. The Tax Reform Bill reduced the corporate rate to a flat income tax rate of 21%. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. For tax years beginning after December 31, 2017 the Tax Reform Bill repealed the corporate AMT. The Tax Reform Bill eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. The Tax Reform Bill also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax- deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the

ENERGY FUND	| 15

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2018 (UNAUDITED)

MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, Spirit of America Energy Fund will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index, however, is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

May 31, 2018	Current	Deferred	Total
Federal	$—	$15,983,326	$15,983,326
State (net of federal)	—	85,276	85,276
Valuation allowance	—	(16,068,602)	(16,068,602)
Total tax expense	$—	$—	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:	As of May 31, 2018
Net operating loss carryforward	$26,176,875
Net capital loss carryforward	16,432,089
Other	26,658
Valuation allowance	(18,437,192)
$24,198,430
Deferred tax liability:
Net unrealized gain on investment securities	$(24,198,430)
Net Deferred Tax Asset/(Liability)	$—

Net operating loss carryforwards are available to offset future taxable income. For net operating losses generated prior to December 31, 2017, net operating loss carryforwards can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2035. For tax years after December 31, 2017, net operating losses generated by the Fund in the future are eligible to be carried forward indefinitely. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$5,229,524	November 30, 2035
November 30, 2016	25,466,568	November 30, 2036
November 30, 2017	41,524,228	November 30, 2037
November 30, 2018	35,903,903	Indefinite

16 |	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2018 (UNAUDITED)

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$9,221,227	November 30, 2020
November 30, 2016	35,470,784	November 30, 2021
November 30, 2017	4,851,846	November 30, 2022
November 30, 2018	18,329,292	November 30, 2023

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years. Net operating losses generated by the Fund before December 31, 2017 are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years. Net operating losses that may be generated by the Fund after December 31, 2017 are eligible to be carried forward indefinitely to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that is it more likely than not that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for additional valuation allowance in the future. Significant declines in the fair value of its portfolio investments may change the Fund’s assessment of the recoverability of these assets and may result in the recording of additional valuation allowances against all or a portion of the Fund’s gross deferred tax assets.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

Six Months Ended May 31, 2018
Income tax expense at statutory rate	$4,105,056
State income taxes (net of federal effect)	627,487
Permanent differences, net	(401,496)
Effect of tax rate change*	11,737,049
Other	506
Valuation allowance	(16,068,602)
Net income tax expense	$—

*

The tax rate change listed in the table above is reflective of the change in deferred tax assets and liabilities due to the federal corporate tax rate change enacted by the Tax Reform Bill as of December 22, 2017 (date of enactment). For tax years beginning after December 31, 2017, corporations will be taxed at a flat rate of 21%.

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended May 31, 2018, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The tax periods ended November 30, 2014, November 30, 2015, November 30, 2016 and November 30, 2017 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

ENERGY FUND	| 17

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2018 (UNAUDITED)

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Six Months Ended May 31, 2018
Gross unrealized appreciation - investment securities	$135,888,519
Gross unrealized depreciation - investment securities	(35,935,319)
Net unrealized appreciation - investment securities	$99,953,200
Cost basis of investments	$523,592,353

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to declare and pay distributions monthly which are expected to be characterized as return of capital distributions generated from the Fund’s holdings. The Fund intends to declare and pay income dividends generated from the Fund’s earnings annually, however, the Fund may distribute such dividends more frequently. All such dividends and distributions are generally taxable to the shareholder whether received in cash or reinvested in shares. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Fund anticipates that a significant portion of its distributions to shareholders will consist of a tax-free return of capital with respect to an investor’s principal investment for U.S. federal income tax purposes.

G. Allocation of Income, Expenses, Gains and Losses: Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the six months ended May 31, 2018, excluding short-term investments, were $30,248,109 and $79,963,442, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.95% of the Fund’s average daily net assets. Investment advisory fees for the six months ended May 31, 2018 were $3,034,882.

The Adviser agreed to waive all or a portion of its fees and to reimburse certain expenses so that the total operating expenses of the Fund’s Class A Shares and Class C Shares until April 30, 2018 would not exceed 1.55% and 2.30% of the Fund’s average daily net assets, respectively. The waiver did not include front end or contingent deferred loads, taxes, interest, dividend expenses on short sales, brokerage commissions or expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser were subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The Adviser did not waive any fees or reimburse expenses during the six months ended May 31, 2018.

The Fund has adopted a Plan of Distribution (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan permits the Fund or class, as applicable, to pay David Lerner Associates, Inc. (the “Distributor”) from its own assets for the Distributor’s services and expenses in distributing shares of the Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Energy Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. With respect to Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and

18 |	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2018 (UNAUDITED)

0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Each class of shares of the Energy Fund has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of the respective share class of the Energy Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the six months ended May 31, 2018, fees paid to the Distributor under the Plan were $822,940.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the six months ended May 31, 2018, sales charges received by the Distributor were $1,608,613. CDSC fees collected for the six months ended May 31, 2018 were $925 for Class A Shares and $2,125 for Class C Shares.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $7,400, $1,500 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers directly for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the six months ended May 31, 2018, the Fund was allocated $6,494 of the Chief Compliance Officer’s salary.

Note 5 – Concentration and Other Risks

The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries. Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and- demand for energy resources, and various political, regulatory, and economic factors. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

Note 6 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 23, 2019. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is the lesser of $3,000,000 or 30% of the Fund’s daily market value. During the six months ended May 31, 2018, the Fund’s borrowing activity was as follows:

Total bank line of credit as of May 31, 2018	$3,000,000
Average borrowings during period	$441,493
Number of days outstanding*	20
Average interest rate during period	3.313%
Highest balance drawn during period	$1,233,949
Highest balance interest rate	3.401%
Interest expense incurred	$3,450
Interest rate at May 31, 2018	3.468%

*	Number of days outstanding represents the total days during the six months ended May 31, 2018 that the Fund utilized the line of credit.

Note 7 – Other Matters

In June 2011, several class action complaints were filed against DLA, the Fund’s principal underwriter and distributor, in connection with its role as managing dealer of several unaffiliated Real Estate Investment Trust offerings (“Apple REITs”). The complaints asserted federal and state securities law claims and various state common law claims against DLA. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs

ENERGY FUND	| 19

NOTES TO FINANCIAL STATEMENTS (CONT.) | MAY 31, 2018 (UNAUDITED)

filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. On March 25, 2015, the District Court dismissed the remaining state common law claims against DLA, with prejudice. Plaintiffs did not file an appeal. Neither the Adviser nor the Fund were parties to these class action litigations.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintained individual retirement accounts at DLA which contained non-traded Apple REIT securities, alleged, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York. On March 30, 2015, the District Court dismissed all claims against DLA, with prejudice. Plaintiffs appealed the decision dismissing the claims. On April 14, 2016, the United States Court of Appeals for the Second Circuit unanimously affirmed judgement of the District Court dismissing the claims against DLA. Plaintiffs did not appeal that dismissal. Neither the Adviser nor the Fund were parties to this Litigation.

Note 8 – Subsequent Events

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no items requiring additional disclosure.

20 |	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD DECEMBER 1, 2017 TO MAY 31, 2018

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, December 1, 2017 to May 31, 2018.

	Beginning Account Value, December 1, 2017	Ending Account Value, May 31, 2018	Expenses Annualized Expense Ratio	Expenses Paid During Period(1)
Class A Shares
Actual	$ 1,000.00	$ 1,035.50	1.37%	$ 6.95
Hypothetical(2)	$ 1,000.00	$ 1,018.10	1.37%	$ 6.89
Class C Shares
Actual	$ 1,000.00	$ 1,032.60	2.12%	$ 10.75
Hypothetical(2)	$ 1,000.00	$ 1,014.36	2.12%	$ 10.65

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(2)	Assumes a 5% annual return before expenses.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

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24 |	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Energy Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered

Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Energy Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

© Copyright 2018 Spirit of America	SOAEN-SAR18

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principle Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not Applicable – filed with annual report

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Spirit of America Funds, Inc.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date	8/3/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date	8/3/2018

By (Signature and Title)*	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer

Date	8/7/2018